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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement No. 33-30328, Registration Statement No. 33-41769 and in Registration Statement No. 33-68896 of Imperial Holly Corporation, each on Form S-8, of our report dated May 31, 1995 appearing in this Annual Report on Form 10-K of Imperial Holly Corporation for the year ended March 31, 1995.


Deloitte & Touche LLP
Houston, Texas
June 9, 1995